Exhibit 77Q1(e)(iv)

The Advisory Agreement dated October 31, 2008 between the Registrant, on behalf of Vaughan Nelson Value Opportunity Fund, and Natixis Asset Management Advisors, L.P. is incorporated by reference to exhibit (d)(1)(iv) of post-effective amendment no. 139 to the Registration Statement filed on Form Type 485BPOS on October 30, 2008 (Accession No. 0001193125-08-220016).